SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): March 19, 1999




                              HRPT PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)





      Maryland                   1-9317                    04-6558834
    (State or other          (Commission                (IRS Employer
    jurisdiction of           File Number)              Identification No.)
    incorporation)




        400 Centre Street, Newton, Massachusetts                         02458
         (Address of principal executive offices)                    (Zip Code)




        Registrant's telephone number, including area code: 617-332-3990

         THIS CURRENT REPORT CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE REGISTRANT UNDERTAKES NO OBLIGATION TO PUBLISH REVISED FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(b) Unaudited Pro Forma Consolidated Financial Statements (set forth beginning on page F-1)

(c)  Exhibits.

     1.1. Purchase Agreement, dated as of March 19, 1999, by and among HRPT Properties Trust and the several Underwriters named therein pertaining to $90,000,000 in aggregate principal amount of 7-7/8% Monthly Income Senior Notes due 2009.

     4.1. Form of Supplemental Indenture No. 6, dated as of March 24, 1999, by and between HRPT Properties Trust and State Street Bank and Trust Company, relating to $90,000,000 in aggregate principal amount of 7-7/8% Monthly Income Senior Notes due 2009, including form thereof.

     8.1.  Opinion of Sullivan & Worcester LLP re: tax matters.

     12.1. Computation of Ratio of Earnings to Fixed Charges.

     23.1. Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

                              HRPT PROPERTIES TRUST

              Unaudited Pro Forma Consolidated Financial Statements

         The following unaudited pro forma consolidated balance sheet at December 31, 1998 is intended to present the consolidated financial position of the Company as if the transactions described in the notes hereto were consummated as of December 31, 1998. The following unaudited pro forma consolidated statement of income is intended to present the consolidated results of operations of the Company as if the transactions were consummated as of January 1, 1998. These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate consolidated financial statements of the Company for the year ended December 31, 1998, filed in the Company's Current Report on Form 8-K dated March 5, 1999. These unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual consolidated financial position or results of operations of the Company would have been as of the date or for the period indicated, nor do they represent the expected consolidated financial position or results of operations for any future period. Differences would result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, changes in the occupancies of properties, changes in rent which the Company receives, delays in the acquisition of properties and changes in property level operating expenses.

 HRPT PROPERTIES TRUST
 Pro Forma Consolidated Balance Sheet
 December 31, 1998
 (dollars in thousands, except per share amounts)
 (unaudited)

                                                                                      Recent
                                                                  Historical     Dispositions (A)   Offering (B)      Pro Forma
                                                               ---------------- ------------------ ---------------   -------------
                             ASSETS

Real estate properties, at cost:
    Land                                                           $   369,770         $    (330)       $      --     $   369,440
    Buildings and improvements                                       2,586,712            (6,097)              --       2,580,615
                                                                 -------------       -----------    -------------    ------------
                                                                     2,956,482            (6,427)              --       2,950,055
    Less accumulated depreciation                                     (169,811)            2,200               --        (167,611)
                                                                 -------------       -----------    -------------    ------------
                                                                     2,786,671            (4,227)              --       2,782,444
 Real estate mortgages and notes, net                                   69,228            (2,973)              --          66,255
 Investment in Hospitality Properties Trust                            110,554                --               --         110,554
 Cash and cash equivalents                                              15,643            (7,800)           2,275          10,118
 Interest and rents receivable                                          36,229                --               --          36,229
 Other assets, net                                                      45,732                --            2,725          48,457
                                                                 -------------       -----------    -------------    ------------
                                                                   $ 3,064,057         $ (15,000)       $   5,000     $ 3,054,057
                                                                 =============       ===========    =============    ============
              LIABILITIES AND SHAREHOLDERS' EQUITY
 Bank notes payable                                                $   100,000         $ (15,000)       $ (85,000)       $     --
 Senior notes payable, net                                             802,439                --           90,000         892,439
 Mortgage notes payable                                                 24,779                --               --          24,779
 Convertible subordinated debentures                                   204,863                --               --         204,863
 Accounts payable and accrued expenses                                  44,446                --               --          44,446
 Deferred rents                                                         34,162                --               --          34,162
 Security deposits                                                      18,383                --               --          18,383
 Due to affiliates                                                       7,192                --               --           7,192

 Shareholders' equity:
    Preferred shares of beneficial interest, $.01 par value;
       50,000,000 shares authorized; none issued                            --                --               --              --
    Common shares of beneficial interest, $.01 par value;
       150,000,000 shares authorized and pro forma,
       131,547,178 shares issued and outstanding and pro forma           1,315                --               --           1,315
    Additional paid-in capital                                       1,964,878                --               --       1,964,878
    Cumulative net income                                              564,814                --               --         564,814
    Dividends                                                         (703,214)               --               --        (703,214)
                                                                 -------------       -----------    -------------    ------------
       Total shareholders' equity                                    1,827,793                --               --       1,827,793
                                                                 -------------       -----------    -------------    ------------
                                                                   $ 3,064,057         $ (15,000)       $   5,000     $ 3,054,057
                                                                 =============       ===========    =============    ============


See accompanying notes to unaudited pro forma consolidated financial statements.

HRPT PROPERTIES TRUST
Pro Forma Consolidated Statement of Income
For the Year Ended December 31, 1998
(amounts in thousands, except per share data)
(unaudited)


                                                                                   1998                           1998
                                                                              First Quarter     1600 Market   Second Quarter
                                                                Historical    Acquisitions (C)  Street (D)    Acquisitions (C)
                                                               -------------  ---------------   ------------  --------------
Revenues:
     Rental income                                                $ 340,851          $ 2,455        $ 4,721        $ 10,184
     Interest and other income                                       15,703               --             --              --
                                                               -------------  ---------------   ------------  --------------
         Total revenues                                             356,554            2,455          4,721          10,184
                                                               -------------  ---------------   ------------  --------------
Expenses:
     Operating expenses                                              77,536              338          1,915           2,965
     Interest                                                        64,326            1,028          1,869           3,962
     Depreciation and amortization                                   60,764              479            650           1,619
     General and administrative                                      17,172              104            145             361
                                                               -------------  ---------------   ------------  --------------
         Total expenses                                             219,798            1,949          4,579           8,907
                                                               -------------  ---------------   ------------  --------------
Income (loss) before equity in earnings of
     Hospitality Properties Trust                                   136,756              506            142           1,277
Equity in earnings of Hospitality Properties Trust                    7,687               --             --              --
Gain on equity transaction of Hospitality Properties Trust            2,213               --             --              --
                                                               -------------  ---------------   ------------  --------------
Income (loss) before extraordinary item                           $ 146,656          $   506        $   142        $  1,277
                                                               =============  ===============   ============  ==============
Weighted average shares outstanding                                 119,867
                                                               =============
Basic and diluted earnings per common share:
Income before extraordinary item                                     $ 1.22
                                                               =============


                                                                                   1998            1998
                                                                                   Third          Fourth
                                                               1735 Market       Quarter         Quarter
                                                               Street (E)     Acquisitions (C) Acquisitions (C)     Other (F)
                                                               ------------   ---------------  -------------    -------------
Revenues:
     Rental income                                                $ 12,472           $ 8,915       $ 17,352        $      --
     Interest and other income                                          --                --             --               --
                                                               ------------   ---------------  -------------    -------------
         Total revenues                                             12,472             8,915         17,352               --
                                                               ------------   ---------------  -------------    -------------
Expenses:
     Operating expenses                                              4,098             1,726          5,206               --
     Interest                                                        6,641             3,630          4,964           (9,405)
     Depreciation and amortization                                   2,784             1,666          2,734               --
     General and administrative                                        525               370            678               --
                                                               ------------   ---------------  -------------    -------------
         Total expenses                                             14,048             7,392         13,582           (9,405)
                                                               ------------   ---------------  -------------    -------------
Income (loss) before equity in earnings of
     Hospitality Properties Trust                                   (1,576)            1,523          3,770            9,405
Equity in earnings of Hospitality Properties Trust                      --                --             --               --
Gain on equity transaction of Hospitality Properties Trust              --                --             --               --
                                                               ------------   ---------------  -------------    -------------
Income (loss) before extraordinary item                           $ (1,576)          $ 1,523       $  3,770        $   9,405
                                                               ============   ===============  =============    =============
Weighted average shares outstanding

Basic and diluted earnings per common share:
Income before extraordinary item




                                                                Recent
                                                             Dispositions (G)   Offering (H)   Pro Forma
                                                             ------------      ---------      -----------
Revenues:
     Rental income                                               $ (1,008)        $   --       $  395,942
     Interest and other income                                       (265)            --           15,438
                                                              ------------     ----------    -------------
         Total revenues                                            (1,273)            --          411,380
                                                              ------------     ----------    -------------
Expenses:
     Operating expenses                                                --             --           93,784
     Interest                                                        (975)         1,563           77,603
     Depreciation and amortization                                   (235)           273           70,734
     General and administrative                                       (47)            --           19,308
                                                              ------------     ----------    -------------
         Total expenses                                            (1,257)         1,836          261,429
                                                              ------------     ----------    -------------
Income (loss) before equity in earnings of
     Hospitality Properties Trust                                     (16)        (1,836)          149,951
Equity in earnings of Hospitality Properties Trust                     --             --            7,687
Gain on equity transaction of Hospitality Properties Trust             --             --            2,213
                                                              ------------     ----------    -------------
Income (loss) before extraordinary item                          $    (16)       $(1,836)      $  159,851
                                                              ============     ==========    =============

Weighted average shares outstanding                                                               131,380
                                                                                             =============

Basic and diluted earnings per common share:
Income before extraordinary item                                                               $     1.22
                                                                                             =============


See accompanying notes to unaudited pro forma consolidated financial statements.

                              HRPT Properties Trust

         Notes To Unaudited Pro Forma Consolidated Financial Statements
                             (dollars in thousands)

Consolidated Balance Sheet Adjustments


A. Represents the disposition of a nursing facility in Akron, Ohio and the repayment of a mortgage loan secured by two nursing facilities in Spencer, North Carolina (the "Recent Dispositions") and the use of proceeds to repay amounts outstanding under the Company's revolving line of credit.

B. Represents the debt offering of 7-7/8% $90,000 senior notes due 2009 (the "Offering"). Net proceeds from the Offering will be used to repay amounts outstanding under the Company's revolving line of credit.

Consolidated Statement of Income Adjustments for the Year Ended December 31,
1998

C. Represents the increases in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from a) the Company's acquisitions during January 1998, February 1998 and March 1998 of two medical office properties and three commercial office properties located in Pennsylvania, two commercial office properties and two medical office properties located in Texas, one medical office property located in Massachusetts, one commercial office property located in Maryland, three commercial office properties located in Minnesota and three medical office properties and one commercial office property located in Florida (collectively, "1998 First Quarter Acquisitions"), b) the Company's acquisitions during April 1998, May 1998 and June 1998 of three commercial office properties located in Massachusetts, one medical office property located in California, three commercial office properties located in New Jersey, one commercial office property located in Connecticut, one commercial office property located in Pennsylvania, one commercial office property located in Ohio, one commercial office property located in Washington, D.C., and one commercial office property located in New York (collectively, "1998 Second Quarter Acquisitions"), c) the Company's acquisitions during July 1998, August 1998, and September 1998 of one medical office property located in Texas, one commercial office property located in Delaware, one commercial office property located in New Jersey, one commercial office property located in Virginia, one commercial office property located in Tennessee and one commercial office property located in Pennsylvania (collectively, "1998 Third Quarter Acquisitions") and d) the Company's acquisitions during October 1998, November 1998 and December 1998 of one commercial office property located in Maryland, one commercial office property located in Pennsylvania, one commercial office property located in Virginia, one commercial office property located in Connecticut and developable land and five commercial office properties located in Texas, (collectively, "1998 Fourth Quarter Acquisitions"), and the increase in interest expense from the use of the Company's revolving line of credit to fund these acquisitions.

D. Represents the increases in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition on March 30, 1998 of a commercial office property located at 1600 Market Street in Philadelphia, Pennsylvania ("1600 Market Street") and the increase in interest expense from the use of the Company's revolving line of credit to fund this acquisition.

E. Represents the increases in rental income, operating expenses, depreciation and amortization and general and administrative expenses arising from the Company's acquisition on May 22, 1998 of a mortgage secured by, and subsequent acquisition on June 30, 1998 of a controlling interest in, a commercial office property located in Philadelphia, Pennsylvania ("1735 Market Street"), as well as the increase in interest expense from the use of the Company's revolving line of credit to fund this acquisition.

F. Represents the net decrease in interest expense relating to the issuance of additional Remarketed Reset Notes due 2007 and 6.7% Senior Notes due 2005 in February 1998, the issuance of 6 7/8% Senior Notes due 2002 in August 1998, the issuance of 8.5% Senior Notes due 2013 in November 1998 and the issuance of 31,977,575 common shares in February 1998, March 1998 and June 1998. The proceeds of these offerings were used to repay amounts then outstanding on the Company's revolving credit facility.

G. Represents the decreases in rental income, interest income, interest expense, depreciation and amortization and general and administrative expenses arising from the Recent Dispositions.

H. Reflects the increase in interest and amortization expense as a result of the Offering and the application of the net proceeds to the Company's revolving line of credit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          HRPT PROPERTIES TRUST



                                          By:      /s/ Ajay Saini
                                                   -----------------------------
                                                   Ajay Saini, Treasurer and
                                                   Chief Financial Officer

Date:    March 19, 1999